UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): July 3, 2017

LIFE PARTNERS POSITION HOLDER TRUST
LIFE PARTNERS IRA HOLDER PARTNERSHIP, LLC
(Exact name of registrants as specified in their charters)

Texas Texas	000-55783 000-55784	81-6950788 81-4644966
(State or other jurisdiction of incorporation or organization)	(Commission File Numbers)	(I.R.S. Employer Identification Numbers)

1717 Main Street, Suite 4200
Dallas, TX 75201
254-751-7797
(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On or about July 3, 2017, a Form 10 Registration Statement filed by Life Partners Position Holder Trust and Life Partners IRA Holder Partnership, LLC (together, the “Registrant”), registering the Position Holder Trust Interests, IRA Fractional Interests and IRA Partnership Interests as separate classes of securities under Section 12(g)(1) of the Securities Exchange Act of 1934, became effective by operation of law.

The Registrant continues to prepare its financial statements and related footnotes and other disclosures in accordance with Generally Accepted Accounting Principles and the rules and regulations of the SEC.  The Registrant will amend the Form 10 upon completion of an audit of the financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

July 3, 2017

LIFE PARTNERS POSITION HOLDER TRUST

By:	/s/ Eduardo S. Espinosa
Title:	Trustee

LIFE PARTNERS IRA HOLDER PARTNERSHIP, LLC

By:	/s/ Eduardo S. Espinosa
Title:	Manager